SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 28, 2007
(Date of earliest event reported)

FIRST HORIZON ABS TRUST 2007-HE1
(Exact name of Issuing Entity as specified in its charter)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Depositor/Registrant as specified in its charter)

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
(Exact name of Sponsor as specified in its charter)

Delaware	333-137018-17	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

          Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-137018) filed with the Securities and Exchange Commission (the “Commission”) on December 12, 2006 (the “Registration Statement”), pursuant to which the Registrant registered $10,372,447,590 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 12, 2006 and the related Prospectus Supplement dated June 19, 2007 (collectively, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s HELOC Notes, Series 2007-HE1 (the “Offered Securities”).

          On June 1, 2007, the Registrant entered into a sale and servicing agreement (the “Sale and Servicing Agreement”), by and among the Registrant, as depositor, First Tennessee Bank National Association (“FTBNA”), as seller, master servicer and custodian, First Horizon ABS Trust 2007-HE1, (“Trust”) and The Bank of New York (“Indenture Trustee”), as indenture trustee, relating to the Offered Securities. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 99.1.

          The Registrant and FTBNA entered into a mortgage loan purchase agreement, dated as of June 28, 2007, (the “MLPA”), providing for the purchase and sale of the mortgage loans to be delivered pursuant to the Sale and Servicing Agreement. A copy of the MLPA is filed herewith as Exhibit 99.2.

          Trust and Indenture Trustee entered into an Indenture, dated as of June 1, 2007 (the “Indenture”), providing for the issuance of the Offered Securities. A copy of the Indenture is filed herewith as Exhibit 4.1.

          Wilmington Trust Company, as owner trustee, the Registrant and FTBNA entered into an amended and restated trust agreement, dated June 28, 2007 (the “Trust Agreement”), providing for the creation of Trust. A copy of the Trust Agreement is filed herewith as Exhibit 99.3.

          Trust, FTBNA, and Indenture Trustee entered into an administration agreement, dated as of June 1, 2007, (the “Administration Agreement”), providing for the appointment of the administrator to perform certain duties described in the Administration Agreement. A copy of the Administration Agreement is filed herewith as Exhibit 99.4.

          The Offered Securities, having an aggregate principal balance of approximately $309,616,335 have been sold by the Registrant to FTN Financial Capital Markets (“FTN”) pursuant to an Underwriting Agreement dated as of March 27, 2006 (the “FTN Underwriting Agreement”), as supplemented by a Terms Agreement dated as of June 19, 2007 (the “FTN Terms Agreement”), each by and among FTBNA, the Registrant and FTN. The FTN Underwriting Agreement is filed herewith as Exhibit 1.1 and the FTN Terms Agreement is filed herewith as Exhibit 1.2.

          In addition to the above agreements, Financial Security Assurance, Inc. issued a Financial Security Assurance Policy, effective June 28, 2007 (the “Insurance Policy”), providing for the guarantee of certain payments with respect to the Offered Securities upon certain conditions. A copy of the Insurance Policy is filed herewith as Exhibit 99.5.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	1.1	Underwriting Agreement, dated March 27, 2006, by and among the Registrant, FTBNA and FTN

	1.2	Terms Agreement, dated June 19, 2007 to Underwriting Agreement dated March 27, 2006, by and among the Registrant, FTBNA and FTN

	4.1	Indenture, dated as of June 1, 2007, by and between Trust and Indenture Trustee

	99.1	Sale and Servicing Agreement, dated June 1, 2007, by and among Registrant, FTBNA, Trust and Indenture Trustee

	99.2	Mortgage Loan Purchase Agreement, dated as of June 28, 2007, by and between FTBNA and Registrant

	99.3	Amended and Restated Trust Agreement, dated June 28, 2007, by and between Wilmington Trust Company, Registrant and FTBNA

	99.4	Administration Agreement, dated June 1, 2007, by and among Trust, FTBNA and Indenture Trustee

	99.5	Financial Guaranty Insurance Policy, effective June 28, 2007, issued by Financial Security Assurance, Inc.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

July 12, 2007	By:	/s/ Alfred Chang

Alfred Chang
Vice President

Signature Page for Form 8-K
(2007-HE1 Issuance of Certificates)

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 27, 2006, by and among the Registrant, FTBNA and FTN

1.2	Terms Agreement, dated June 19, 2007 to Underwriting Agreement dated March 27, 2006, by and among the Registrant, FTBNA and FTN

4.1	Indenture, dated as of June 1, 2007, by and between Trust and Indenture Trustee

99.1	Sale and Servicing Agreement, dated June 1, 2007, by and among Registrant, FTBNA, Trust and Indenture Trustee

99.2	Mortgage Loan Purchase Agreement, dated as of June 28, 2007, by and between FTBNA and Registrant

99.3	Amended and Restated Trust Agreement, dated June 28, 2007, by and between Wilmington Trust Company, Registrant and FTBNA

99.4	Administration Agreement, dated June 1, 2007, by and among Trust, FTBNA and Indenture Trustee

99.5	Financial Guaranty Insurance Policy, effective June 28, 2007, issued by Financial Security Assurance, Inc.